SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8 - K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: April 15, 2004
                (Date of earliest event reported April 14, 2004)

                                  SofTech, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

      Massachusetts                    0-10665                  #04-2453033
   ------------------                ----------             -----------------
(State  or  other  jurisdiction    (Commission               (IRS Employer
  of Incorporation or              file number)           Identification Number)
     organization)

                         2 Highwood Drive, Tewksbury, MA 01876
            -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (978) 640-6222
                                 --------------
              (Registrant's telephone number, including area code)



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Item  5.  Other  Events

     On April 14, 2004, the Registrant issued a press release announcing Q3 fiscal 2004 results. The Company also announced actions by the Board of Directors to approve an Amendment to the Articles of Incorporation to authorize a class of Preferred Stock subject to approval of the Stockholders and, if approved, to convert up to $14 million of outstanding debt to equity. Lastly, the Company announced the date for the 2003 Annual Meeting of Stockholders as June 30, 2004 with a record date of May 10, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

Item  7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits

(c)     Exhibits:  The  following  exhibits  are  filed  as part of this Current
        Report:

        99.1     Press  Release  dated  April  14,  2004.

Item  12.  Results  of  Operations  and  Financial  Conditions.

     Reference is made to the press release issued by the Registrant on April 14, 2004, the text of which is attached hereto as Exhibit 99.1.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SofTech,  Inc.

Date:  April  15,  2004          By:  /s/  Joseph  P.  Mullaney
                                 ---------------------------------
                                 Joseph  P.  Mullaney
                                 President  and  Chief  Operating  Officer
                                (Principal  Financial  and  Accounting  Officer)